UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2014

Wowio, Inc.

(Exact name of registrant as specified in its charter)

Texas	333-184529	27-2908187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

626 North Doheny Drive

West Hollywood, CA 90069

(Address of principal executive offices) (zip code)

(310) 807-8181

(Registrant’s telephone number, including area code)

_________

(Former name, if changed since last report.)

Copies to:

Marcelle Balcombe, Esq.

Jeff Cahlon, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On June 17, 2014, the Board of Directors of Wowio, Inc. (the “Company”) dismissed KMJ Corbin & Company LLP (“KMJ”) as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2013 and 2012, KMJ’s reports on the Company’s consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained a modification to the effect that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2013 and 2012 and the subsequent period through June 17, 2014, (i) there were no disagreements between the Company and KMJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KMJ, would have caused KMJ to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements; and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KMJ with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and requested that KMJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated June 20, 2014, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On June 17, 2014, the Company engaged Hartley Moore Accountancy Corporation (“Hartley Moore”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2014. The engagement of Hartley Moore as the Company’s independent registered public accounting firm was approved by the Company’s Board on June 17, 2014.

During the years ended December 31, 2013 and 2012 and the subsequent interim period through June 17, 2014, the date of engagement of Hartley Moore, the Company did not consult with Hartley Moore regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

16.1	Letter from KMJ Corbin & Company LLP to the Securities and Exchange Commission dated June 20, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOWIO, INC.

Dated: June 20, 2014	By:	/s/ Brian Altounian
	Name:	Brian Altounian
	Title:	Chief Executive Officer

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